UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2025

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34780	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed in the Current Report on Form 8-K, filed on October 27, 2025, Focus Universal Inc. (the “Company”) filed a Certificate of Designation of Series A Preferred Stock (“Series A Designation”) that had the effect of designating 1,000,000 shares of its 5,000,000 authorized shares of preferred stock as Series A Preferred Stock (“Series A Preferred Stock”). The Series A Designation also provided that each share of Series A Preferred Stock is convertible into 1.1 shares of restricted Common Stock at the option of the holder, at any time. The Series A Designation as filed with the Secretary of State of Nevada, which is included the Current Report on Form 8-K, filed on October 27, 2025, as Exhibit 3.1, is incorporated by reference into this Item 3.02.

Also as previously disclosed in the Current Report on Form 8-K, filed on October 27, 2025, the Company committed the sale of 750,000 shares of Series A Preferred Stock in a private placement to Edward Lee, the Chairman of the Company’s Board of Directors, as the lead investor and other accredited investors for an aggregate purchase price of $3,000,000, or $4.00 per share (the “Series A Private Placement”).

On or about November 17, 2025, the Company received notice from the holders of Series A Preferred Stock, including Chairman Edward Lee, of their election to convert their shares of Series A Preferred Stock to Common Stock. As a result of the conversion of Series A Preferred Stock, the Company issued an aggregate 825,000 shares of restricted Common Stock to the holders, including 550,000 shares of restricted Common Stock to Chairman, Edward Lee. All of the Series A Preferred Stock have been converted, and there are currently no outstanding shares of Series A Preferred Stock.

The Series A Preferred Stock were offered and sold in a private placement to certain eligible investors pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Series A Preferred Stock have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to purchase, the Series A Preferred Stock in any jurisdiction in which such offer or solicitation would be unlawful.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2025

FOCUS UNIVERSAL INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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